SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 16, 2002

THE COLONIAL BANCGROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13508	63-0661573
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

Colonial Financial Center, Suite 800
One Commerce Street, Montgomery, Alabama    36104

(Address of Principal Executive Office)            (Zip code)

Registrant’s telephone number, including area code:    334-240-5000

Item 9.    Regulation FD Disclosure

Information regarding the Registrant’s earnings results for the quarter ended March 31, 2002 is furnished herein as Regulation  F-D Disclosure.

As additional Regulation F-D Disclosure, the Registrant furnishes the press release referenced as Exhibit No. 99.1.

Exhibit No.	Document Description

99.1	Press Release Announcing Record Earnings

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by this undersigned hereunto duly authorized.

THE COLONIAL BANCGROUP, INC.
(Registrant)

Date: April 16, 2002	/s/ W. FLAKE OAKLEY, IV
BY: W. Flake Oakley
ITS: Chief Financial Officer